UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 21, 2021
Date of report (Date of earliest event reported)
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PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
_________________________________

Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 Nicollet Mall	Suite 900
Minneapolis	Minnesota			55402
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant’s Telephone Number, Including Area Code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)The Company’s Annual Meeting was held on May 21, 2021. The holders of 16,813,096 shares of common stock of the Company, constituting 92 percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)    At the Annual Meeting, Chad R. Abraham, Jonathan J. Doyle, William R. Fitzgerald, Victoria M. Holt, Thomas S. Schreier, Sherry M. Smith, Philip E. Soran, Brian R. Sterling and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2022. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	15,335,217	507,925	75,632
Jonathan J. Doyle	15,115,561	752,668	50,545
William R. Fitzgerald	15,611,589	290,540	16,645
Victoria M. Holt	15,676,883	225,348	16,543
Thomas S. Schreier	15,708,656	193,019	17,099
Sherry M. Smith	15,551,665	350,799	16,310
Philip S. Soran	15,600,267	301,871	16,636
Brian R. Sterling	15,301,913	561,244	55,617
Scott C. Taylor	15,587,672	318,067	13,035

Broker non-votes for each director totaled 894,322.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2021. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2021	16,702,176	99,451	11,469
At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	11,380,708	4,056,344	481,722

Broker non-votes for this proposal totaled 894,322.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: May 21, 2021	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary